EXHIBIT (14)

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Senior Vice President and Chief Tax Officer of Monumental Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA WM	Flexible Premium Variable Annuity – GM	333-138040
Separate Account VA BB	Pacers Choice Variable Annuity
Separate Account VA CC	Advisor’s Edge Variable Annuity
Separate Account VA CC	Advisor’s Edge Select Variable Annuity
Separate Account VA CC	Dimensional Variable Annuity
Separate Account VA CC	Personal Manager Variable Annuity
Separate Account VA CC	Prism Variable Annuity
Separate Account VA CC	Marquee Variable Annuity
Separate Account VA DD	Vanguard Variable Annuity
Separate Account VL E	Pacers Choice Variable Life

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of July, 2007.

/s/ Arthur C. Schneider
Arthur C. Schneider, Director, Senior Vice President and Chief Tax Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Executive Vice President and Chief Operating Officer of Monumental Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA WM	Flexible Premium Variable Annuity – GM	333-138040
Separate Account VA BB	Pacers Choice Variable Annuity
Separate Account VA CC	Advisor’s Edge Variable Annuity
Separate Account VA CC	Advisor’s Edge Select Variable Annuity
Separate Account VA CC	Dimensional Variable Annuity
Separate Account VA CC	Personal Manager Variable Annuity
Separate Account VA CC	Prism Variable Annuity
Separate Account VA CC	Marquee Variable Annuity
Separate Account VA DD	Vanguard Variable Annuity
Separate Account VL E	Pacers Choice Variable Life

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of July, 2007.

/s/ Brenda K. Clancy
Brenda K. Clancy, Director, Executive Vice President and Chief Operating Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Senior Vice President, General Counsel and Assistant Secretary of Monumental Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA WM	Flexible Premium Variable Annuity – GM	333-138040
Separate Account VA BB	Pacers Choice Variable Annuity
Separate Account VA CC	Advisor’s Edge Variable Annuity
Separate Account VA CC	Advisor’s Edge Select Variable Annuity
Separate Account VA CC	Dimensional Variable Annuity
Separate Account VA CC	Personal Manager Variable Annuity
Separate Account VA CC	Prism Variable Annuity
Separate Account VA CC	Marquee Variable Annuity
Separate Account VA DD	Vanguard Variable Annuity
Separate Account VL E	Pacers Choice Variable Life

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of July, 2007.

/s/ Craig D. Vermie
Craig D. Vermie, Director, Senior Vice President, General Counsel and Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Senior Vice President and Chief Financial Officer of Monumental Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA WM	Flexible Premium Variable Annuity – GM	333-138040
Separate Account VA BB	Pacers Choice Variable Annuity
Separate Account VA CC	Advisor’s Edge Variable Annuity
Separate Account VA CC	Advisor’s Edge Select Variable Annuity
Separate Account VA CC	Dimensional Variable Annuity
Separate Account VA CC	Personal Manager Variable Annuity
Separate Account VA CC	Prism Variable Annuity
Separate Account VA CC	Marquee Variable Annuity
Separate Account VA DD	Vanguard Variable Annuity
Separate Account VL E	Pacers Choice Variable Life

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of July, 2007.

/s/ Darryl D. Button
Darryl D. Button, Director, Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Vice President and Corporate Controller of Monumental Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA WM	Flexible Premium Variable Annuity – GM	333-138040
Separate Account VA BB	Pacers Choice Variable Annuity
Separate Account VA CC	Advisor’s Edge Variable Annuity
Separate Account VA CC	Advisor’s Edge Select Variable Annuity
Separate Account VA CC	Dimensional Variable Annuity
Separate Account VA CC	Personal Manager Variable Annuity
Separate Account VA CC	Prism Variable Annuity
Separate Account VA CC	Marquee Variable Annuity
Separate Account VA DD	Vanguard Variable Annuity
Separate Account VL E	Pacers Choice Variable Life

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of July, 2007.

/s/ Eric J. Martin
Eric J. Martin, Vice President and Corporate Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Chairman of the Board, President and Chief Executive Officer of Monumental Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA WM	Flexible Premium Variable Annuity – GM	333-138040
Separate Account VA BB	Pacers Choice Variable Annuity
Separate Account VA CC	Advisor’s Edge Variable Annuity
Separate Account VA CC	Advisor’s Edge Select Variable Annuity
Separate Account VA CC	Dimensional Variable Annuity
Separate Account VA CC	Personal Manager Variable Annuity
Separate Account VA CC	Prism Variable Annuity
Separate Account VA CC	Marquee Variable Annuity
Separate Account VA DD	Vanguard Variable Annuity
Separate Account VL E	Pacers Choice Variable Life

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of July, 2007.

/s/ Henry G. Hagan
Henry G. Hagan, Director, Chairman of the Board, President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Treasurer and Senior Vice President and Corporate Controller of Monumental Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA WM	Flexible Premium Variable Annuity – GM	333-138040
Separate Account VA BB	Pacers Choice Variable Annuity
Separate Account VA CC	Advisor’s Edge Variable Annuity
Separate Account VA CC	Advisor’s Edge Select Variable Annuity
Separate Account VA CC	Dimensional Variable Annuity
Separate Account VA CC	Personal Manager Variable Annuity
Separate Account VA CC	Prism Variable Annuity
Separate Account VA CC	Marquee Variable Annuity
Separate Account VA DD	Vanguard Variable Annuity
Separate Account VL E	Pacers Choice Variable Life

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of July, 2007.

/s/ James A. Beardsworth
James A. Beardsworth, Treasurer and Senior Vice President, and Corporate Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Executive Vice President-Financial Market Group of Monumental Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA WM	Flexible Premium Variable Annuity – GM	333-138040
Separate Account VA BB	Pacers Choice Variable Annuity
Separate Account VA CC	Advisor’s Edge Variable Annuity
Separate Account VA CC	Advisor’s Edge Select Variable Annuity
Separate Account VA CC	Dimensional Variable Annuity
Separate Account VA CC	Personal Manager Variable Annuity
Separate Account VA CC	Prism Variable Annuity
Separate Account VA CC	Marquee Variable Annuity
Separate Account VA DD	Vanguard Variable Annuity
Separate Account VL E	Pacers Choice Variable Life

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of July, 2007.

/s/ Larry N. Norman
Larry N. Norman, Director and Executive Vice President-Financial Markets Group

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Executive Vice President-Director of Marketing Services Group of Monumental Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA WM	Flexible Premium Variable Annuity – GM	333-138040
Separate Account VA BB	Pacers Choice Variable Annuity
Separate Account VA CC	Advisor’s Edge Variable Annuity
Separate Account VA CC	Advisor’s Edge Select Variable Annuity
Separate Account VA CC	Dimensional Variable Annuity
Separate Account VA CC	Personal Manager Variable Annuity
Separate Account VA CC	Prism Variable Annuity
Separate Account VA CC	Marquee Variable Annuity
Separate Account VA DD	Vanguard Variable Annuity
Separate Account VL E	Pacers Choice Variable Life

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of July, 2007.

/s/ Marilyn Carp
Marilyn Carp, Director and Executive Vice President-Director of Marketing Services Group

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Chief Operations Officer and Senior Vice President of Monumental Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA WM	Flexible Premium Variable Annuity – GM	333-138040
Separate Account VA BB	Pacers Choice Variable Annuity
Separate Account VA CC	Advisor’s Edge Variable Annuity
Separate Account VA CC	Advisor’s Edge Select Variable Annuity
Separate Account VA CC	Dimensional Variable Annuity
Separate Account VA CC	Personal Manager Variable Annuity
Separate Account VA CC	Prism Variable Annuity
Separate Account VA CC	Marquee Variable Annuity
Separate Account VA DD	Vanguard Variable Annuity
Separate Account VL E	Pacers Choice Variable Life

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of July, 2007.

/s/ Ralph L. Arnold
Ralph L. Arnold, Director, Chief Operations Officer and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Vice President of Monumental Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA WM	Flexible Premium Variable Annuity – GM	333-138040
Separate Account VA BB	Pacers Choice Variable Annuity
Separate Account VA CC	Advisor’s Edge Variable Annuity
Separate Account VA CC	Advisor’s Edge Select Variable Annuity
Separate Account VA CC	Dimensional Variable Annuity
Separate Account VA CC	Personal Manager Variable Annuity
Separate Account VA CC	Prism Variable Annuity
Separate Account VA CC	Marquee Variable Annuity
Separate Account VA DD	Vanguard Variable Annuity
Separate Account VL E	Pacers Choice Variable Life

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of July, 2007.

/s/ Robert J. Kontz
Robert J. Kontz, Director and Vice President